UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 31, 2002

ULTRAGUARD WATER SYSTEMS CORP.
(Exact name of registrant as specified in its Charter)

NEVADA
(State or other jurisdiciton of incorporation or organization)

000-21753 (Commission File Number)	88-0263701 (IRS Employer Identification Number)

Ken Fielding, President
2nd Floor, 5763 203A , British Street, Columbia,1W7 Langley
(Address of principal executive offices)

(604) 539-9398
(Registrant's ber, including area telephone number)

ITEM 5. Other Events

Information discussed in this report may include forward-looking statements regarding events or our financial performance and are subject to a number of risks and other factors, which could cause the actual results to differ materially from those, contained in the forward-looking statements. Among such factors are, 1) general business and economic conditions, 2) customer acceptance and demand for our products, 3) our overall ability to design, test and introduce new products on a timely basis, 4) the nature of the markets addressed by our products, and, 5) other risk factors listed from time to time in documents we have filed with the SEC.

On December 31, 2002, the Registrant, UltraGuard Water Systems Corp ("UltraGuard"), entered into three Agreements as follows:

1), a Letter Agreement (“LA # 1”) with UltraGuard and 659999 BC Ltd., a British Columbia corporation which is a wholly-owned subsidiary of UltraGuard, in which UltraGuard agrees to transfer and assign to 65999 BC Ltd all of UltraGuard’s Accounts Receivable owing from UVST to UltraGuard which amounts to approximately $7,034,211.14 as at December 31, 2002 and all 2,000 Class A Preferred Shares of UV Systems Technology Inc. (“UVST”), a British Columbia corporation which is a wholly-owned subsidiary of UltraGuard, owned by UltraGuard, which is all the issued and outstanding Preferred Shares of UVST, with consideration for the transfer and assignment of the Accounts Receivable and the 2,000 Preferred Shares of UVST being that 659999 BC Ltd agrees to issue to UltraGuard 1,000,000 common shares in the capital stock of 659999 BC Ltd.;

2) a Letter Agreement (“LA # 2”) with UltraGuard and UVST, in which UltraGuard agrees to transfer all of the common shares of 659999 BC Ltd. owned by UltraGuard, which is 1,000,001 common shares, and which is all of the issued and outstanding common shares of 659999 BC Ltd., to UVST, with consideration for such transfer of all of the common shares of 65999 B.C. Ltd. being that UVST agrees to transfer and assign to UltraGuard all the rights to receive outstanding and future royalties and any other rights UVST may have or be entitled to under the License Agreement entered into between UVST and Clearwater Technologies Inc., a British Columbia corporation, dated February 5, 2002; and

3) a Share Purchase Agreement (the "Share Agreement") entered into between John R Gaetz (“Gaetz”), Kenneth Fielding (“Fielding”), UVST and UltraGuard under which UltraGuard agrees to sell to Gaetz & Fielding all the Common Shares of UVST owned by UltraGuard, which is all of the issued and outstanding common shares of UVST, with consideration for such transfer of all of the common shares of UVST being that Gaetz and Fielding will pay to UltraGuard the sum of ten dollars ($10) in cash.

Reference should be made to the three Agreements to ensure adequate understanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRAGUARD WATER SYSTEMS CORP.

Date: January 15, 2003	Per: /s/ Ken Fielding
Kenneth Fielding
President and a Director

EXHIBITS INDEX

(10)(xx)	Letter Agreement between
UltraGuard Water Systems Corp, and
659999 BC Ltd
Dated December 31, 2002

(10)(xxi)	Letter Agreement between
UltraGuard Water Systems Corp, and
UV Systems Technology Inc.
Dated December 31, 2002

(10)(xxii)	Share Purchase Agreement between
UltraGuard Water Systems Corp, and
UV Systems Technology, Inc and
John R Gaetz and Kenneth Fielding
Dated December 31, 2002

Letter Agreement (LA# 1)

December 31, 2002

659999 BC Ltd.
Suite 2550 – 555 West Hastings Street,
Vancouver BC, V6B 4N5

Attention:      To the Board of Directors of 659999 B.C. Ltd.

Dear Sirs:

Re:	Letter Agreement between UltraGuard Water Systems Corp. (“UltraGuard”) and 659999 B.C. Ltd. for the transfer of UltraGuard’s accounts receivable owing from UV Systems Technology Inc. and all of the Preferred Shares of UV Systems Technology Inc. owned by UltraGuard to 659999 B.C. Ltd. in exchange for 1,000,000 common shares of 659999 B.C. Ltd. (the “Transfer Agreement”)

(UltraGuard and 659999 B.C. Ltd. may also hereinafter be referred to singularly as the “Party” or collectively as the “Parties” as the context requires)

The following Transfer Agreement sets out the principal terms of agreement among UltraGuard, a public company duly authorized and validly existing under the laws of the State of Nevada and listed on the Over-the-Counter Bulletin Board, and 659999 B.C. Ltd. a private company duly authorized and validly existing under the laws of the Province of British Columbia.

The terms of the Transfer Agreement are as follows:

UltraGuard agrees to transfer and assign to 659999 B.C. Ltd. all of UltraGuard’s accounts receivable (the “Accounts Receivable”) owing from UV Systems Technology Inc. to UltraGuard, which amounts to approximately $7,034,211.14 as of December 31, 2002;

UltraGuard agrees to transfer 659999 B.C. Ltd. all of the Class A Preferred Shares of UV Systems Technology Inc. owned by UltraGuard, which is 2,000 Preferred Shares, and which is all of the issued and outstanding Preferred Shares of UV Systems Technology Inc.;

As consideration for the transfer and assignment of the Accounts Receivable and the 2,000 Preferred Shares of UV Systems Technology Inc., 659999 B.C. Ltd. agrees to issue to UltraGuard 1,000,000 common shares in the capital stock of 659999 B.C. Ltd.;

The Parties to this agreement represent and warrant that they have the requisite authority to enter into this Transfer Agreement;

This Transfer Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto irrevocably atorn to the jurisdiction of the courts of the Province of British Columbia;

This Transfer Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile transmission thereof.

If the Parties wish to accept the terms and conditions set forth above, please execute this Transfer Agreement and return an originally signed copy to the undersigned. Upon such execution and return, this Transfer Agreement shall constitute a binding agreement upon the Parties.

Yours truly,
UltraGuard Water Systems Corp.

Per:______________________________________
                         Authorized Signatory

The within terms and conditions of the Transfer Agreement are hereby accepted by 659999 B.C. Ltd. effective on this 31st day of December, 2002

659999 B.C. Ltd.

Per:______________________________________
                         Authorized Signatory

Letter Agreement (LA #2)

December 31, 2002

UV Systems Technology Inc.
2nd Floor, 5763 203A Street
Langley, B.C.
V3A 1W7

Attention:     To the Board of Directors of UV Systems Technology Inc.

Dear Sirs:

Re:	Letter Agreement between UltraGuard Water Systems Corp. (“UltraGuard”) and UV Systems Technology (“UVST”) for the transfer of all of the common shares of 659999 B.C. Ltd. owned by UltraGuard to UVST in exchange for the transfer and assignment of all of the rights to receive outstanding and future royalties from Clearwater Technologies Inc. (“Clearwater”) and any other rights UVST may have under the License Agreement entered into between UVST and Clearwater, dated February 5th, 2002

(UltraGuard and UVST may also hereinafter be referred to singularly as the “Party” or collectively as the “Parties” as the context requires)

The following agreement (the “Share Sale Agreement”) sets out the principal terms of agreement among UltraGuard, a public company duly authorized and validly existing under the laws of the State of Nevada and listed on the Over-the-Counter Bulletin Board, and UVST, a private company duly authorized and validly existing under the laws of the Province of British Columbia.

UVST acknowledges that it is aware that UltraGuard and 659999 B.C. Ltd. have already entered into an agreement, dated December 31, 2002, whereby UltraGuard has transferred to 659999 B.C. Ltd. all of UltraGuard’s accounts receivable owing from UVST and all of the Preferred Shares of UVST owned by UltraGuard in exchange for 1,000,000 common shares of 659999 B.C. Ltd. (the “Transfer Agreement”)

The terms of the Share Sale Agreement are as follows:

UltraGuard agrees to transfer all of the common shares of 659999 B.C. Ltd. owned by

UltraGuard, which is 1,000,001 common shares, and which is all of the issued and outstanding common shares of 659999 B.C. Ltd., to UVST;

As consideration for the transfer of all of the common shares of 659999 B.C. Ltd. owned by UltraGuard to UVST, UVST agrees to transfer and assign to UltraGuard all of the rights to receive outstanding and future royalties from Clearwater and any other rights UVST may have under the License Agreement entered into between UVST and Clearwater, dated February 5th, 2002;

The Parties to this agreement represent and warrant that they have the requisite authority to enter into this Share Sale Agreement;

This Share Sale Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto irrevocably atorn to the jurisdiction of the courts of the Province of British Columbia;

This Share Sale Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be affected by facsimile transmission thereof.

If the Parties wish to accept the terms and conditions set forth above, please execute this Transfer Agreement and return an originally signed copy to the undersigned. Upon such execution and return, this Share Sale Agreement shall constitute a binding agreement upon the Parties.

Yours truly,
UltraGuard Water Systems Corp.

Per:______________________________________
                         Authorized Signatory

The within terms and conditions of the Share Sale Agreement are hereby accepted by UV Systems Technology Inc. effective on this 31st day of December, 2002

UV Systems Technology Inc.

Per:______________________________________
                         Authorized Signatory

Letter Agreement (LA #2)

December 31, 2002

SHARE PURCHASE AGREEMENT

THIS AGREEMENT made this 31st day of December, 2002.

BETWEEN:

JOHN R GAETZ, a businessman having an address for notice and delivery located at 404 – 1240 Quayside Drive, New Westminster, B.C. V3M 6H1

(hereinafter referred to as “Gaetz”)

OF THE FIRST PART

AND:

KENNETH FIELDING, a businessman having an address for notice and delivery located at 412 – 101 Tsatsu Shores Drive, Tsawwassen, B.C., V4M 4G3

(hereinafter referred to as "Fielding”)

OF THE SECOND PART

(Gaetz and Fielding are also hereinafter referred to as the “Purchasers”)

AND:

UV SYSTEMS TECHNOLOGY INC., a company incorporated under the laws of the Province of British Columbia and having its address for notice and delivery and its Registered and Records office located at Suite 1400 – 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9

(hereinafter referred to as “UVST")

OF THE THIRD PART

AND:

ULTRAGUARD WATER SYSTEMS CORP., a company incorporated under the laws of the State of Nevada and extra provincially registered under the laws of British Columbia having it address for notice and delivery and Registered and Records office located at Suite 2550 – 555 West Hasting St., Vancouver B.C., V6B 4N5

(hereinafter referred to as "UGRD")

OF THE FOURTH PART.

(Gaetz, Fielding, UVST and UGRD being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

WHEREAS:

(a)      UVST is a body corporate subsisting under and registered pursuant to the laws of the Province of British Columbia;

UVST is the owner of certain patents, patent applications, trademarks, copyrights, designs, trade secrets and know-how defined herein as the Technology and more particularly described hereto in Schedule “A”;

UVST has developed and owns patent rights to a unique water and wastewater treatment system known as Ultra Guard® using a patented flow reaction chamber incorporating a unique lamp design enclosed in a quartz sleeve and a patented flow control weir to expose water and wastewater to ultraviolet radiation (the “System”);

UVST has granted licenses to certain companies to sell, distribute, promote and sell products utilizing the Technology within defined geographic territories;

UGRD is the beneficial and legal owner of all of the issued and outstanding Common Shares of UVST (the “Shares”) as the Class A Preferred Shares of UVST, which were owned by UGRD, were previously transferred from UGRD to 659999 B.C. Ltd.;

UVST and UGRD have determined that the Technology and the System have a market value of zero dollars ($0);

UGRD desires to transfer all of the Shares to the Purchasers upon the general terms and conditions as set forth herein;

Gaetz and Fielding desire to purchase all of the Shares upon the general terms and conditions as set forth herein;

In consideration of the transfer of all of the Shares by UGRD to the Purchasers, the Purchasers agree to pay to UGRD ten Dollars ($10) in cash;

the Parties have now agreed to enter into this Agreement, which now clarifies their respective duties and obligations in connection with the purchase by the Purchasers from UGRD of all of the Shares of UVST.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual promises, covenants and agreements herein contained, THE PARTIES HERETO COVENANT AND AGREE WITH EACH OTHER as follows:

ARTICLE I

INTERPRETATION

1.1                      Defined Terms

(a)           “Agreement” means this agreement, including any Schedules hereto, as it may be amended from time to time by the mutual written agreement of the Parties;

“Business Day” means any day (other than a Saturday or Sunday) on which the main branch of the Canadian Imperial Bank of Commerce in Vancouver, British Columbia is open for business;

“Clearwater Technologies” means Clearwater Technologies Inc., a company incorporated under the laws of the Province of British Columbia having its Registered and Records office at Suite 1600 – 1185 West Georgia Street, Vancouver, British Columbia, V6E 4E6;

“Clearwater Technologies Agreements” means the existing agreements among UVST, UGRD and Clearwater Technologies Inc., dated February 5th, 2002;

“Closing Date” means, December 31st, 2002 or such earlier date as may be agreed upon among the Parties;

“Existing Licenses” means the U.S. Filter Agreements, the Clearwater Technologies Agreements and the Korea License;

“Information” shall mean any copyrights, trade secrets and know-how proprietary to UVST and related to the UV Treatment Systems, and any derivative works thereof, or improvements or enhancements thereto;

“Korea License” means the license agreement among UVST, UGRD and Vitzrosys Co., Ltd., dated September 6th, 2001;

“Marks” shall mean the mark ULTRA GUARD and U.S. registration number 2,265,236 and Canadian registration number 489,964 thereof, and the wavy lines design mark and U.S. registration number 2,362,379 and Canadian registration number 497,075 thereof, and any other marks adopted by UVST in connection with the System;

“Patents” shall mean U.S. Patent numbers 5,503,800 and 5,674,029, and any patents issuing from the Patent Applications, as defined herein, and any continuations, divisions, reissues, or re-examinations thereof;

“Patent Applications” shall mean any patent applications, domestic or foreign, filed by or on behalf of UVST, and relating to the UV Treatment Systems, including, without limitation, International Patent Application number PCT/CA/0051;

“Shares” means all the Common shares of UVST, which are legally and beneficially owned by UGRD and represent all of the issued and outstanding common shares of UVST;

“Technology” shall mean the Information, Marks, Patents and Patent Applications;

“Time of Closing” means 2:00 p.m. (Vancouver, British Columbia time) on the Closing Date;

“U.S. Filter” means U.S. Filter/Wallace & Tiernan, Inc.;

“U.S. Filter Agreements” means the existing agreements among UVST, UGRD and U.S. Filter/Wallace & Tiernan, Inc., dated January 25, 2001;

“UV Treatment Systems” shall mean systems (or components, parts, spares or portions thereof) which use ultraviolet rays, alone or in combination with other agents, to disinfect industrial or municipal potable water, sewage effluent, combined sewer overflow, waste water, liquids, or other fluids.

1.2                      Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in United States funds.

1.3                      Headings

The division of this Agreement into Articles and Sections and the insertion of headings is for convenience of reference only and shall not affect the interpretation or construction of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or a Schedule refers to the specified Section of or Schedule to this Agreement.

1.4                      Gender and Number

In this Agreement, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and pronoun. Words importing persons shall be broadly interpreted and includes individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.

1.5                      Accounting Principles

All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles.

1.6                      Time of the Essence

Time shall be of the essence of this Agreement.

1.7                      Applicable Law

The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.

1.8                      Severability

If any Article, section, paragraph, term and provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality and enforceability of the remaining portions of this Agreement, and each Article, section, paragraph, term and provision of this Agreement is hereby declared to be separate, severable and distinct.

1.9                      Successors and Assigns

This Agreement shall inure to the benefit of and shall be binding on and enforceable by the parties and, where the context so permits, their respective heirs, legal personal representatives, successors and permitted assigns.

1.10                     Amendments and Waivers

No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.

1.11                     Truth of Recitals

Insofar as they relate to them, UVST, UGRD, and Purchasers do hereby irrevocably acknowledge and confirm the truth of the foregoing recitals, and hereby incorporate them as terms of this Agreement.

1.12                     Including

The word "including" means "including without limitation" and the term "including" shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

1.13                     Amalgamations

All references herein to a corporation shall be deemed to include the predecessors of such corporation.

ARTICLE II

PURCHASE AND SALE OF THE SHARES

2.1                      Purchase and Sale

UGRD hereby agrees to assign, sell and transfer all of UGRD’s right, entitlement and interest in and to the Shares, to the Purchasers and the Purchasers agree to purchase the Shares from UGRD on the terms and subject to the conditions contained in this Agreement.

2.2                      Purchase Price

The total purchase price (the “Purchase Price”) for all of the Shares will be satisfied by way of the payment of ten dollars ($10) by the Purchasers to UGRD, upon which UGRD will deliver all of the Shares to the Purchasers with the certificates representing the Shares duly endorsed for transfer.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1                      Representations and Warranties of UGRD

In order to induce the Purchasers and UVST to enter into and consummate this Agreement, UGRD represents and warrants to the Purchasers and UVST, with the intent that the Purchasers and UVST will rely thereon in entering into this Agreement, that, to the best of the knowledge, information and belief of UGRD, after having made due inquiry:

UGRD is the legal and beneficial owner of all of the Shares and that the Shares are free of all liens, claims, charges and encumbrances whatsoever;

  the execution and delivery of this Agreement has been duly authorized by all necessary corporate action on its part;
  UGRD has received all necessary corporate authority to transfer all of the Shares to the Purchasers for the Purchase Price;
  the Board of Directors has determined that the Technology and System have a market value of zero dollars ($0); and
  this Agreement constitutes a legal, valid and binding obligation of UGRD enforceable against UGRD in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors.

3.2                      Representations and Warranties of the Purchasers

In order to induce UGRD and UVST to enter into and consummate this Agreement, the Purchasers each represents and warrants to UGRD and UVST, with the intent that UGRD and UVST will rely thereon in entering into this Agreement, that, to the best of the knowledge, information and belief of each of the Purchasers, after having made due inquiry, that this Agreement constitutes a legal, valid and binding obligation of each of the Purchasers enforceable against each of the Purchasers in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors.

3.3                      Representations and Warranties of UVST

In order to induce the Purchasers and UGRD to enter into and consummate this Agreement, UVST represents and warrants to the Purchasers and UGRD, with the intent that the Purchasers and UGRD will rely thereon in entering into this Agreement, that, to the best of the knowledge, information and belief of UVST, after having made due inquiry:

  the execution and delivery of this Agreement has been duly authorized by all necessary corporate action on its part;
  UVST has received the necessary corporate authority to approve the transfer of the Shares from UGRD to the Purchasers; and
  this Agreement constitutes a legal, valid and binding obligation of UVST enforceable against UVST in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors.

ARTICLE IV

COMPLIANCE WITH LAWS

4.1                      Compliance with Laws

The Parties may from time to time take such steps and require such documentation from each other which in the requesting party’s opinion are necessary or desirable to ensure compliance with all applicable laws, including (i) the applicable articles and by-laws of companies transferring and effecting such transfer of shares hereunder and (ii) securities laws and regulations of British Columbia, Canada and the United States.

ARTICLE V

ADJUSTMENT

5.1                      Adjustment re UVST Shares

If UVST subdivides, consolidates, reclassifies or otherwise reorganizes the authorized or issued common shares in its capital at any time before the Purchasers complete this purchase, then the transfer of the UVST Shares and the applicable price will be adjusted so that UGRD may be required to transfer the same shares in the equity capital of UVST at the same total price after the reorganization of UVST as UGRD would have been obliged to transfer before the reorganization of UVST.

ARTICLE VI

CLOSING

6.1                      Closing and Closing Date

The closing (the “Closing”) of the within purchase of all of the Shares and delivery of the Purchase Price, as contemplated in the manner as set forth in Article “2” hereinabove, together with all of the transactions contemplated by this Agreement, shall occur on the 31st day of December, 2002 (the “Closing Date”) or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of Devlin Jensen, Barristers and Solicitors, at Suite 2550 – 555 West Hastings Street, Vancouver, B.C., V6B 4N5, counsel for UGRD herein, at 2:00 p.m. (Vancouver time) on the Closing Date.

ARTICLE VII

GENERAL

7.1                      Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by telecopy or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

(i)	if to the Purchasers:

John R Gaetz
404 – 1240 Quayside Drive,
New Westminster, B.C. V3M 6H1

Kenneth Fielding
312 – 10 Tsatsu Shores Drive,
Tsawwassen, B.C. V4M 4G3

(ii)	if to UGRD:

2nd floor – 5763 – 203 A Street
Langley, BC, V3A 1W7
Facsimile # 604 539 9398

(iii)	if to UVST:

2nd floor – 5763 – 203 A Street
Langley, BC, V3A 1W7
Facsimile # 604 539 9398

Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or received (if during normal business hours of the recipient, otherwise on the next following day) (or, if such day is not a Business Day, on the next following Business Day) or, if mailed, on the third Business Day following the date of mailing; provided, however, that if at the time of mailing or within three Business Days thereafter there is or occurs a labour dispute or other event that might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as aforesaid.

Any Party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section 8.1

7.2                      Counterparts

This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth on the front page of this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the Parties.

The COMMON SEAL of	)
ULTRAGUARD WATER SYSTEMS	)
)
CORP., known as UGRD herein	)
)
was hereunto affixed	)
in the presence of:	)	(C/S)
)
)
Authorized Signatory	)
)
The COMMON SEAL of	)
UV SYSTEMS TECHNOLOGY INC.,	)
)
known as UVST herein, was hereunto	)
affixed in the presence of:	)	(C/S)
)
)
Authorized Signatory	)

SIGNED and DELIVERED by	)
JOHN R. GAETZ, a Purchaser herein,	)
)
in the presence of:	)
)
)
Witness Signature	)
	)	JOHN R. GAETZ
)
)
Witness Address	)
)
)
Witness Name and Occupation	)
)
SIGNED and DELIVERED by	)
KENNETH FIELDING, a Purchaser herein	)
)
in the presence of:	)
)
)
Witness Signature	)
	)	KENNETH FIELDING
)
)
Witness Address	)
)
)
Witness Name and Occupation	)

SCHEDULE A

TECHNOLOGY

PATENTS, TRADEMARKS AND INTELLECTUAL PROPERTY RIGHTS

Owned by UV Systems Technology Inc.

Licensed Marks

ULTRA GUARD	US REGISTRATION #	2,265,236
	CANADIAN REGISTRATION #	489,964
WAVY LINES	US REGISTRATION #	2,362,379
	CANADIAN REGISTRATION #	497,075

LICENSED PATENTS - USA

FLOW BALANCED WEIR
SERIAL NO: .5,674,029

ULTRA-VIOLET STERILIZING SYSTEM FOR WASTEWATER
SERIAL NO: .5,503,800
EUROPEAN PATENTS

GERMANY, SPAIN, ITALY, UNITED KINGDOM, PORTUGAL, GREECE, FRANCE
SERIAL NO:0858432, 69519 312.0-08

PATENT APPLICATIONS PENDING - INDIA

ULTRA-VIOLET STERILIZING SYSTEM FOR WASTEWATER
SERIAL NO: 1151/MAS/95
FLOW BALANCED WEIR
SERIAL NO: 1150/MAS/95

Drawings and know how

Single Lamp Reactor Design and Manufacturing Drawings
Linux Operation and Control Software and Display Screens
Drawings, Documentation and Test Procedures for SLR High Voltage Power Controllers
Drawings, Documentation and Test Procedures for UV Sensor, Lamp Tag, LM35, Cathode
Power Supply, Interconnect Board, Interface Board, Lamp/Fan Board & Water Detector Board.